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                                                                Exhibit 10(ii)

                        Consent of Independent Auditors

The Board of Directors
GE Capital Life Assurance Company of New York
     and
Contractholders
GE Capital Life Separate Account II

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the Statement of Additional Information.

                                                /s/ KPMG LLP

Richmond, VA
April 19, 2001